UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2006

Sunrise Telecom Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-17781	77-0181864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (408) 363-8000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    ___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2006, Sunrise Telecom Incorporated ("Company") entered into a Termination Agreement (the "Termination Agreement") with Daniel Babeux, the Company's Vice President and General Manager of Cable Broadband Group. Pursuant to the Termination Agreement, (i) the termination of Mr. Babeux's employment with the Company was effective on April 24, 2006 and (ii) the Company agreed to pay Mr. Babeux the equivalent of his base salary for a period of six months, and accrued vacation pay due and owing as of April 24, 2006, to continue to provide the Company's group insurance benefits to Mr. Babeux for a period of six months.

A copy of the Termination Agreement dated April 24, 2006 and entered into between the Company and Mr. Babeux on May 2, 2006 is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

On May 2, 2006, the Company and Mr. Babeux executed a letter confirming that the Termination Agreement provided that the Company agreed to pay Mr. Babeux all commissions accrued and outstanding as of April 24, 2006 based on orders received up to and ending April 24, 2006 after such orders are shipped to the customer, and so long as such orders are shipped no later than October 24, 2006.

A copy of the Termination Agreement letter dated April 28, 2006 and executed by the Company and Mr. Babeux on May 2, 2006 is filed as Exhibit 10.02 to this report and is incorporated herein by reference.

On May 2, 2006, Mr. Babeux and the Company also executed a Release and Transaction with respect to the termination of Mr. Babeux's employment with the Company. Pursuant to the Release and Transaction, Mr. Babeux agreed to be bound by covenants governing confidentiality, non-competition and non-solicitation.

A copy of the Release and Transaction entered into between the Company and Mr. Babeux on May 2, 2006 is filed as Exhibit 10.03 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.01	Termination Agreement between Sunrise Telecom Incorporated and Daniel Babeux entered into on May 2, 2006.
10.02	Termination Agreement letter executed by Sunrise Telecom Incorporated and Daniel Babeux entered into on May 2, 2006.
10.03	Release and Transaction between Sunrise Telecom Incorporated and Daniel Babeux dated entered into on May 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date: May 5, 2006	By:	/S/ PAUL A MARSHALL
Paul A. Marshall Chief Executive Officer and President

EXHIBIT INDEX

Number	Description
10.01	Termination Agreement between Sunrise Telecom Incorporated and Daniel Babeux entered into on May 2, 2006.
10.02	Termination Agreement letter executed by Sunrise Telecom Incorporated and Daniel Babeux entered into on May 2, 2006.
10.03	Release and Transaction between Sunrise Telecom Incorporated and Daniel Babeux dated entered into on May 2, 2006.

Exhibit 10.01

Exhibit 10.02

Exhibit 10.03